EXHIBIT 99.1

PROPERTY (MAP #)	ADDRESS

Royal Crest Nashua(1)	1-48 Royal Crest Drive, Nashua NH 03060

Royal Crest North Andover(2)	1-49 Royal Crest Drive, North Andover, MA 01845

Vantage Pointe(3)	100 & 200 Vantage Terrace, Swampscott, MA 01907

Royal Crest Marlborough(4)	124 Hosmer Street, Marlboro, MA 01752

Wexford Village(5)	1-27 Duncannon Avenue, Worcester, MA 01601

Bayberry Hill Estates(6)	33-66 Dinsmore Avenue, Framingham, MA 01701

Georgetown Apartments(7)	Georgetown Drive, Framingham, MA 01701

Granada Apartments(8)	640 Worcester Road, Framingham, MA 01701

Waterford Village(9)	1-49 Meadow Lane, Bridgewater, MA 02324

Royal Crest Fall River(10)	1-35 Courtney Street, Fall River, MA 02720

Royal Crest Warwick(11)	1-41 Cedar Pond Drive, Warwick, RI 02886

ACQUISITION STRATEGY

•	Large footprint in desirable market

•	Improves overall quality of Aimco portfolio

•	Upside opportunity

•	Purchase for less than replacement cost

ECONOMIC STATISTICS

•	Boston MSA household growth forecast 3.79% 2002-2007

•	Average Boston occupancies declined 240 bp from 3Q01 to 2Q02

•	Multi-family permits have averaged only 1,800 units/year past 5 years

•	Rent growth forecast 0.3% in 2003 and 6.9% in 2004 (Axiometrics)

UPSIDE

•	Underwritten occupancy 220 bp below historical average

•	Rent growth

•	Continuation of kitchen and bath upgrade program, not in forecast

•	Expansion opportunity up to 750 units on additional acreage

•	Building garage and storage units at several sites

FRAMINGHAM GENERAL

Three sites: Granada, Georgetown and Bayberry Hill. The general economics of the Framingham area are attractive with an influx of office and retail space built along the Route 9 corridor and a moratorium on new apartment development. The region has excellent access to interstate highways and commuter rail to Boston. In addition, the median single-family home price was $284,000 in 2001. Each of the Framingham properties has enjoyed historical turnover in the low 30% range.

PROPERTY DESCRIPTION

The Granada Apartments are located in Framingham, five minutes from the Massachusetts Turnpike and 25 minutes from Boston. The brick, mid-rise buildings are situated on three acres and provide a neighborhood environment with nearby schools, churches and shopping. Select units offer open kitchens, hardwood floors and marble bathrooms.

Potential upside opportunity from this site includes increasing occupancy and performing enhancements, specifically to make the property more attractive. Considerations include landscaping and better signage as well as improving the leasing office accessibility.

AMENITIES

•	Oversized patios and balconies

•	Cathedral ceilings

•	Garage parking

•	Health club membership

•	Marble baths

•	Renovated kitchens

GENERAL

•	72 units

•	3 acres

•	Built in 1968

•	Average rent $1,290

•	Average square footage 890

•	July physical occupancy 88.9%

PROPERTY DESCRIPTION

The Georgetown Apartments are located in Framingham, five minutes from the Massachusetts Turnpike and 25 minutes from Boston. The brick, colonial style mid-rise buildings are situated on eight acres and offer an array of spacious floor plans. The community includes an Olympic size swimming pool, tennis court and barbeque/ entertaining area.

Upside opportunity at Georgetown includes increasing occupancy. Under consideration are ways to make the property more inviting from the street and to improve access to the leasing office.

AMENITIES

•	Oversized patios and balconies

•	Cathedral ceilings

•	Garage parking

•	Health club membership

•	Pool

•	Tennis court

GENERAL

•	207 units

•	8 acres

•	Built in 1964

•	Average rent $1,347

•	Average square footage 876

•	July physical occupancy 92.8%

PROPERTY DESCRIPTION

The Bayberry Hill Estates community has an excellent location along Route 9, near I-90, I-495 and commuter rail access to Boston. These mid-rise residences situated on 11 acres offer lovely hilltop views and attractive landscaping. The community is in close proximity to unlimited shopping and many restaurants. Floor plans include studios, one and two bedrooms and private balconies while the community includes pool, tennis, fitness center, covered parking and more.

Upside potential includes increased occupancy, and a “move-up” strategy.

AMENITIES

•	Resident’s clubroom, library and billiards

•	Pool, tennis and sauna

•	Fitness/Nautilus center

•	Covered parking

•	Additional storage

•	Putting green, barbeque area and gardens

•	Staffed guardhouse

GENERAL

•	425 units

•	11 acres

•	Built in 1971

•	Average rent $1,400

•	Average square footage 922

•	July physical occupancy 92.5%

PROPERTY DESCRIPTION

Royal Crest Estates are located in Marlboro in close proximity to Routes 90, 290 and I-495. These Tudor style garden apartments are situated on nicely landscaped grounds on 36 acres. This is a friendly community offering numerous recreational activities including an inviting pool and terrace.

The Marlboro area was impacted by the high-tech layoffs over the past 18 months and upside opportunity exists in increasing the occupancy rate; however, the property will face competition from two new development projects in the area. In addition, there are only 13 newly renovated units at this property, all of which are occupied, and furthering this program is being reviewed.

AMENITIES

•	Gated community

•	Clubhouse with billiards, Nautilus, sauna and steam room

•	Basketball and volleyball

•	Pool, tennis and barbeque area

•	Storage

•	Spacious floor plans with walk-in closets

GENERAL

•	473 units

•	36 acres

•	Built in 1970

•	Average rent $1,294

•	Average square footage 904

•	July physical occupancy 89.6%

PROPERTY DESCRIPTION

The Royal Crest community located in Nashua, NH is located near US-3 and I-495 approximately 50 minutes from Boston. The Tudor architecture and expansive grounds create a beautiful setting for the studio, one and two bedroom apartments. Situated on 88 acres, this community has a fishing pond, two pools, racquetball, tennis and much more.

Royal Crest has 284 renovated units, although the vacancy is highest in the one bedroom renovated units. Upside opportunity at Royal Crest is expected to include the potential to increase occupancy and may include various pricing adjustments based on unit type.

AMENITIES

•	Fully equipped fitness center and billiards

•	Basketball and volleyball

•	Racquetball and tennis courts

•	Two pools

•	Dry cleaning and laundry

•	Expansive grounds with fishing pond

GENERAL

•	902 units

•	88 acres

•	Built in 1970

•	Average rent $1,153

•	Average square footage 938

•	July physical occupancy 94.1%

PROPERTY DESCRIPTION

Bay Ridge, owned by Aimco prior to the Flatley acquisition, is located in Nashua, NH just minutes from US-3 and I-495 approximately 50 minutes from Boston. The property is nestled in the woods surrounding a lovely four-acre lake. One and two bedroom floor plans, 188 units and 224 units respectively, and all offer a full-size washer and dryer; probably the site’s best sales advantage.

AMENITIES

•	Fully equipped fitness center

•	Swimming pool and sundeck

•	Lighted tennis courts

•	In unit full-size washer and dryer

•	Clubhouse with fireplace and lounge

•	Carports available

•	Expansive grounds with fishing lake

GENERAL

•	412 units

•	43 acres

•	Built in 1984

•	Average rent $1,155

•	Average square footage 912

•	July physical occupancy 96.4%

PROPERTY DESCRIPTION

Seventy-six expansive acres provide a beautiful setting for this country club style community located at Route 125 and 114, approximately 30 minutes from downtown Boston. Spacious two and three bedroom apartments offer large kitchens and private balconies situated on meticulously maintained grounds. In addition, the community offers a host of amenities including a fitness center, pool and tennis.

Royal Crest Estates is located across the street from Merrimack college (2,088 fulltime and 488 part-time students) in North Andover where the median home price is $381,000. Current lower than historical occupancy is driven by new competition in the past three years along with the high-tech recession in the area. Ideas to improve occupancy include pruning the wooded areas to brighten-up the lower level units, where the majority of vacancies are found.

AMENITIES

•	Clubhouse with fitness center –Nautilus, steam rooms and sauna

•	Swimming pool

•	Tennis

•	Covered parking and additional storage

•	Beautifully landscaped grounds

•	Jogging path

GENERAL

•	588 units

•	76 acres

•	Built in 1970

•	Average rent $1,568

•	Average square footage 1,169

•	July physical occupancy 89.8%

PROPERTY DESCRIPTION

Vantage Pointe class A mid-rise apartments are located north of Boston near Route 128 and I-95, 25 minutes from downtown. These large two-bedroom apartments include two full baths, a large kitchen, dining room, large living room, central air-conditioning and full-sized washer and dryer. The residents enjoy additional private living space with enclosed balconies that overlook the well maintained landscaping.

Vantage Pointe is in a very desirable location where the median single family home price is $321,500. Initial review of the property indicates that a more aggressive management presence should help bring upside in occupancy.

Aimco has already received and declined a purchase offer for this property at $200,000 per unit from an unnamed party.

AMENITIES

•	Elevators

•	Security gate and underground parking

•	Two full baths in generously sized apartments

•	Swimming pool and tennis courts

•	Washer and dryer in units

•	Central air conditioning

GENERAL

•	96 units

•	3 acres

•	Built in 1987

•	Average rent $1,820

•	Average square footage 1,300

•	July physical occupancy 87.5%

PROPERTY DESCRIPTION

The colonial style Wexford Village is located off I-90 approximately 55 minutes west of Boston. Residents here enjoy 50 acres with gardens and impeccable landscaping. Units are one and two bedrooms and residents have a health and fitness center, pool, tennis, volleyball and more.

Wexford has excellent curb appeal and is the premiere property in its market, with little new competition on the horizon. There are no renovated units at this property. Upside potential may be considered through initiating renovations or through development on the 20 acres of adjacent land.

AMENITIES

•	Large pool and barbeque area

•	Tennis

•	Volleyball

•	Walking and jogging paths

•	Fitness center

•	Billiards

GENERAL

•	264 units

•	50 acres

•	Built in 1970

•	Average rent $1,096

•	Average square footage 852

•	July physical occupancy 99.2%

PROPERTY DESCRIPTION

Waterford Village Apartments are located minutes from Routes 24 and 495 and are 45 minutes by commuter train to Boston. It is also located across the street from Bridgewater State College. This inviting community has colonial style architecture as well as colonial décor and is situated on 119 acres of richly landscaped meadowlands. Units are studios, one and two bedrooms.

This attractive community boasts 100% occupancy and nearby competitors charge significantly higher rents for similar sized units. There are only 22 renovated units at this property and kitchen and bath renovations that command a premium are to be considered. Upside potential also includes 15 acres of land adjacent to the site that could be considered for expansion.

AMENITIES

•	Pool

•	Tennis, basketball and volleyball

•	Billiards

•	Greenhouse and garden area

•	New fitness center – Nautilus equipment

•	Golf driving range

GENERAL

•	588 units

•	119 acres

•	Built in 1971

•	Average rent $1,103

•	Average square footage 791

•	July physical occupancy 100%

PROPERTY DESCRIPTION

Fall River is located approximately 52 miles south of Boston. The community offers studio, one and two bedroom units situated in a lovely wooded environment over 79 acres.

Despite unemployment that has historically averaged 180% of the Massachusetts average, median single family home prices of $131,500 and no newly renovated units, Royal Crest is near 100% occupancy. There are 20 acres of multifamily-zoned land adjacent to the site that may be reviewed for future expansion. Fall River is also slated for a commuter train to Boston.

AMENITIES

•	Pool

•	Clubhouse

•	Fitness Center

•	Tennis Courts

GENERAL

•	216 units

•	79 acres

•	Built in 1974

•	Average rent $1,006

•	Average square footage 923

•	July physical occupancy 99.5%

PROPERTY DESCRIPTION

The Royal Crest community in Warwick is located off Route 95 approximately 90 minutes southwest of Boston. This community combines the charm of Tudor architecture with state-of-the-art facilities for contemporary living. Apartments have newly remodeled kitchens and baths with superior lighting, hardwood floors and marble bathrooms. The lovely surroundings can be enjoyed from private balconies. The community has a fitness center and is in close proximity to area malls.

Royal Crest has historical turnover in the low 30% range. The property has 247 renovated units of which all but three are occupied. Upside considerations here include completing the kitchen and bath renovations and reviewing the possibility of expanding into the wooded acreage.

AMENITIES

•	Newly remodeled kitchens and baths

•	Hardwood floors

•	Large pool

•	Fitness center

•	Tennis

GENERAL

•	492 units

•	80 acres

•	Built in 1972

•	Average rent $1,193

•	Average square footage 962

•	July physical occupancy 99.4%

FORWARD LOOKING STATEMENTS

This presentation book and questions and answers prepared for discussion during the Boston Area Tour contain forward looking assumptions and statements including, but not limited to, pro forma results of property performance. Forward looking assumptions may include estimates of future rent, occupancy, growth, expenses, interest rates and other factors that could be affected by a variety of internal and external influences such as economic conditions, job growth, changes in interest rates, government regulation, competition, possible environmental liabilities, performance of management and other risks as described in our filings with the Securities and Exchange Commission. Actual results could differ materially from those described.

These forward looking statements reflect management’s judgment as of this date, and we assume no obligation to revise or update them to reflect future events or circumstances.